Exhibit 99.1

IMMUNICON

Cellular Information for Better Healthcare

Management Presentation

June 2005

SAVE THE DATE
June 6 – 8, 2005
Pacific Growth Equities
2005 Life Sciences Growth Conference
at the Mark Hopkins InterContinental Hotel
in San Francisco

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Circulating Tumor Cells (CTCs) in Cancer Diagnostics

ABC World News Tonight 8/18/04

BREAST CANCER IN THE U.S.
2004
215,990
women diagnosed with invasive cancer
Source: American Cancer Society
abc

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IMMUNICON

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A Systems Approach to Rare Cell Analysis

Kits and Reagents
Cell Analysis Kits for Counting
Marker Reagents for Characterization
Enrichment Kits for MDx
Sample Preservation
cellsave
preservative tube
Standardized Processing
celltracks
autoprep system
Analysis
celltracks
analyzer II
Off-Line Molecular and Protein Analyses

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IMMUNICON

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"Real-Time Biopsy" Using a Blood Sample

Primary
Tumor
Neovascularization
and angiogenesis
Tumor cell
entering circulation

Circulating Tumor Cells (CTCs) and Associated Markers:

Count → Assess Prognosis, Direct Therapy, Monitor Disease

Phenotype & Genotype → Diagnose, Specify Therapy

Determine Presence → Risk Assessment for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells = **pan-carcinoma** capability

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IMMUNICON

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CellTracks® Technology

cellsave
preservative tube
CellSearch
Kits & Markers
celltracks
autoprep system
Nucleic
Acid/Protein
Analyses
cellspotter
analyzer
celltracks
MagNest
celltracks
analyzer II

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IMMUNICON

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A New Paradigm for Cancer Disease Management

Subjective and semi-quantitative
3-6 months

Primary
Tumor
Neovascularization
and angiogenesis
Tumor cell
entering circulation

Objective and quantitative
3-4 weeks

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IMMUNICON

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NEJM 8/19/04: CTCs Predict Survival

Before initiation of therapy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
%Probability of Survival
<5 CTCs
(N=90)
>18 months
10.1 months
≥5 CTCs
(N=87)
N=177
Logrank < 0.0001
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80
Time from start of therapy (Weeks)

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IMMUNICON

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NEJM 8/19/04: CTCs Predict Survival at 1st Follow-Up

~4 weeks after initiation of therapy
%Probability of Survival
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
<5 CTCs
(N=114)
>18 Months
7.0 months
≥5 CTCs
(N=49)
N=163
Logrank < 0.0001
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80
Time from 1st Follow-Up (Weeks)

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IMMUNICON

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"Real-Time Biopsy" from a Blood Sample

Enables selection of targeted therapies

Taxol
Herceptin
CTC Count / 7.5ml Blood
225
200
175
150
125
100
75
50
25
0
Her2 +++
Her2 ++
Her2 +
Her2 -
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time (weeks) →

IntJOncol 21: 1111-1118, 2002

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IMMUNICON

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Sales and Marketing Strategy

VERIDEX LLC

Quest Diagnostics

SRL

VERIDEX LLC

Pathologists

Johnson & Johnson

Oncologists

Johnson & Johnson

Surgeons

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IMMUNICON

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Contact Information

IMMUNICON

3401 Masons Mill Road, Suite 100
Huntingdon Valley, Pennsylvania 19006
phone 215.830.0777
fax 215.830.0751
www.immunicon.com

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Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

Company Overview

Immunicon develops and is commercializing products for cell and molecular analysis with an initial focus in cancer:

•	All FDA clearances for initial products received

•	In vitro diagnostic commercialization in progress

•	Strategic alliance with J&J in cancer

•	Large market opportunities:

• Cancer/other fields of medicine

• Pharmaceutical development

• Life science research

•	Continuing value-drivers and catalysts

“Real-Time Biopsy” Using a Blood Sample

Circulating Tumor Cells (CTCs) and Associated Markers:

Assess Prognosis
Count	Direct Therapy
Monitor Disease

Phenotype	Diagnose
& Genotype	Specify Therapy

Determine	Risk Assessment
Presence	for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells = pan-carcinoma capability

A New Paradigm for Cancer Disease Management

Current standard:	Potential future standard:
Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease	Number and/or makeup of CTCs better reflects efficacy of treatment

Proven Clinical Utility

•	Current measures to determine if therapy is effective are inadequate

•	CTCs are an independent prognostic indicator of favorable & unfavorable outcomes (PFS and OS)

•	When elevated, CTCs predict short PFS and OS and may indicate patient is on a futile therapy

New FDA Classification

Classification received through “de novo”process:

•	Simplifies/shortens regulatory timelines (510(k) process)

•	Written into Code of Federal Regulations (866.6020)

•	FDA “special controls” guidance document issued

•	Creates a significant barrier to entry

FDA cleared labeling:

•

The presence of CTC[s] in the peripheral blood, as detected by the CellSearch™ Circulating Tumor Cell Kit, is associated with decreased progression free survival and decreased overall survival in patients treated for metastatic breast cancer.

Current clinical development status

•	Breast Cancer

	•	“Bone only”disease data positive

	•	CTCs predict outcome during therapy

	•	CTCs a better predictor of outcome than imaging

•	Colorectal Cancer

	•	Planned interim analysis encouraging

	•	~400 patient labeling study in progress (>60% enrolled)

•	Prostate Cancer

	•	Research showed correlation between CTCs and outcome

	•	~200 patient labeling study in progress (>40% enrolled)

•	Other

	•	CTCs are present in many metastatic carcinomas

	•	Gene expression profiling on CTCs demonstrated

	•	CECs are elevated in cancer patients

Many Product Opportunities

•	Potential follow-on CTC applications

	•	Other settings in cancer (diagnosis, recurrence monitoring,…)

	•	RNA/DNA assays and protein markers

	•	Bone marrow assay

•	Potential Circulating Endothelial Cells (CECs) applications

	•	Cancer (angiogenesis, monitoring toxicity,…)

	•	Cardiovascular, autoimmune and other fields

•	Pharmaceutical development tools (CTCs, CECs,…)

•	Simple cell counting technology (CellTracks EasyCount)

	•	Life science research

	•	QC assays in cell-based processes

Significant Market Opportunity

Overall U.S. Market

•	Cancer is the second leading killer

	•	Prevalence: 9.8 million survivors

	•	Incidence: 1.37 million new diagnoses p.a.

	•	Mortality: 570,280 deaths p.a.

•	~86% of all cancers are carcinomas (solid tumors)

	•	CellSearch™ System is “pan-carcinoma”

Cancer Facts and Figures 2005, American Cancer Society

Significant Potential Market Opportunity

Cancer	Metastatic Pool

Breast	78,809
Colorectal	71,136
Prostate	60,449
Other Carcinomas*	304,462

Total	514,856

* Includes melanoma

Derived from Cancer Facts and Figures 2004, American Cancer Society

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

•	Immunicon develops and manufactures

•	J&J finishes, sells and services

•	Revenue shared (~30% to IMMC on reagents)

•	Access to J&J technology, expertise and distribution

•	Large equity investment by J&J Development Corp.

•	Veridex, LLC, provides central focus in J&J

Business Model

Attractive economics

•	List price for instrument system = $120,000

•	List price to lab for CTC test = $175.00

•	Fast payback for the hospital/reference lab

•	High revenue/margins for J&J and Immunicon

•	Cost effective for the patient/healthcare system

Key drivers for reimbursement

•	J&J responsibility

•	Clinical data to support improved patient outcomes

•	Positive cost/benefit

•	Existing CPT codes for reimbursement now

Financial Summary (quarter ended 3/31/05)

•	Commercialization status:

	•	26 AutoPreps and 25 CellSpotters shipped

	•	Systems in the USA, Europe and Japan

	•	Systems with reference labs, hospitals, CRO, major Pharma

	•	Quest Diagnostics (USA) and SRL (Japan)

	•	Reference labs are multi-placement opportunities

•	Balance sheet information:

	•	$47.4 million cash and equivalents

	•	Substantial debt/lease capacity

	•	Improved “burn” guidance ($32-35 million in 2005)

Milestones Achieved

•	Publication in New England Journal of Medicine	Q3/04

•	U.S. in vitro diagnostic (IVD) launch	Q3/04

•	Announced deal with Quest Diagnostics	Q3/04

•	Shipped units to Europe and Japan (RUO)	Q2&Q3/04

•	Positive data in “bone only” breast cancer	Q4/04

•	Positive interim data in colorectal cancer	Q4/04

•	Commenced clinical trial in prostate cancer	Q4/04

•	Publication in JCO on CTCs in 1st line Rx	Q1/05

•	510(k) clearance for CellTracks Analyzer II	Q1/05

•	New data --2005 AACR/ASCO/Urology	Q2/05

Near-term Milestones

•	Launch CellTracks Analyzer II	Q2/05

•	Circulating Endothelial Cells (CECs)

	• Clinical research studies	In progress

	• RUO commercialization	In progress

•	510(k) for new data in breast cancer	H2/05

•	San Antonio Breast Cancer Symposium	Q4/05

•	Bone marrow assay (RUO)	Q1/2006

•	Colorectal cancer data/510(k)	2006

•	Prostate cancer data/510(k)	2007

Investment Highlights

•	Address unmet medical needs in large markets, starting with cancer

•	Strategic partnership in cancer with J&J

•	Commercialization process well underway

	•	Compelling clinical data

	•	FDA clearances received/passed inspection

	•	ISO 13485:2003 certification received

	•	J&J executing sales plan

•	Multiple applications for current products and technologies

	•	Unique, high value-added commercial platforms

	•	Low incremental investment to develop future products

•	Extensive intellectual property position

•	Continuing value-drivers and catalysts